UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2025
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GOLDEN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6595 S Jones Boulevard
Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 893-7777
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 14, 2025, Mr. Thomas E. Haas, age 64, who has served as Golden Entertainment, Inc.’s (the “Company”) Senior Vice President and Chief Accounting Officer since March 2020, informed the Company of his decision to retire effective March 21, 2025 (the “Transition Date”). His decision is not the result of any disagreement between Mr. Haas and the Company, the Company’s management or the Board on any matters relating to the Company’s operations, policies or practices. The Company and the Board thank Mr. Haas for his valuable insights, perspective and commitment during his service with the Company. In connection with his retirement, Mr. Haas has entered into a separation agreement with the Company pursuant to which, in exchange for a release of claims, he will receive his base salary for a period of eight months, twelve months of continued health benefits and accelerated vesting of his outstanding restricted stock units and earned but unvested performance stock units.
Effective as of the Transition Date, the Company has appointed Viktoryia G. Pulliam as the Company’s Senior Vice President and Chief Accounting Officer. Ms. Pulliam will succeed Mr. Haas as the Company’s principal accounting officer. Ms. Pulliam, age 42, has served as the Company’s Vice President of Financial Reporting, Technical and Corporate Accounting since April 2022, and prior to that, she served as the Company’s Director of Financial Reporting, Technical and Corporate Accounting since joining the Company in July 2020. Ms. Pulliam has over 15 years of financial leadership experience, including nine years with public accounting firm Deloitte & Touche, where she ended her tenure as a Senior Manager serving various companies in the gaming industry. Ms. Pulliam is a licensed certified public accountant and holds a Bachelor of Science in Accounting from the University of Nevada, Las Vegas. Ms. Pulliam’s annual base salary will be $275,000, with a target bonus of 50% of her annual base salary and target long-term incentive awards of 50% of her annual base salary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Dated: March 18, 2025	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	President and Chief Financial Officer